Annual Fund Operating Expenses - Thrivent Small Cap Growth Portfolio - Class A	Apr. 30, 2021
Operating Expenses:
Management Fees	0.80%
Other Expenses	0.42%
Total Annual Portfolio Operating Expenses	1.22%
Less Fee Waivers and/or Expense Reimbursements	0.28%	[1]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.94%

[1]	The Adviser has contractually agreed, through at least April 30, 2022, to waive a portion of the management fees associated with the shares of the Thrivent Small Cap Growth Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.94% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.